ADDENDUM TO THE ACCOUNTS RECEIVABLE PURCHASE AND SECURITY AGREEMENT

This ADDENDUM TO THE ACCOUNTS RECEIVABLE PURCHASE AND SECURITY AGREEMENT (the "Addendum"), is entered into by and between **Transportation Alliance Bank Inc. dba TAB Bank** ("Purchaser"), a Utah industrial bank, and **First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation** (individually and collectively referred to hereinafter as "Seller"). The parties hereby understand and agree that this Addendum shall amend or supplement only those particular provisions as expressly provided herein and all other terms and conditions shall be governed by the Accounts Receivable Purchase and Security Agreement entered into or to be entered into between the parties, (the "Agreement"), which shall be the same date as this Addendum.

Definitions.

The following definitions shall be modified to read as follows:

Administration Discount" – the discount charged by Purchaser to Seller on each Purchased Account, which discount is based upon the number of days from the Purchase Date to the date the Account is Closed, said initial discount being set forth in Exhibit A attached hereto. The discount charged for each increment of time is cumulative, with each increment's discount being summed to calculate the total Administration Discount on a given Purchased Account. Purchaser may change the Administration Discount applicable to existing or future Purchased Accounts at any time, after giving Seller thirty (30) days prior written notice, however, in this event Seller shall have the right to terminate the Agreement and shall not be obligated to pay Early Termination Fees.

Default.

Upon any Event of Default or any other breach of the Agreement or this Addendum by Seller, Purchaser may, at its sole discretion, strictly adhere to the terms and conditions set forth in the Agreement as written.

Term.

This Addendum shall become effective on the Effective Date of the Agreement and shall continue for the same Term as the Agreement. The parties agree that this Addendum and the Agreement are and shall remain in full force and effect until terminated in accordance with the terms and conditions of the Agreement and any renewal thereof shall be subject to renegotiation of terms and fees.

Counterparts.

This Addendum may be executed and delivered in as many counterparts as may be deemed necessary or convenient each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one of the same Addendum. Delivery of an executed counterpart of the signature page(s) to this Addendum by facsimile shall be effective as delivery of a manually executed counterpart of this Addendum, and any party delivering such an executed counterpart of the signature page(s) to this Addendum by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Addendum to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability or binding effect of this Addendum.

Signature Authority.

The undersigned hereby certifies that he/she has been duly authorized by all necessary and appropriate action of or by the appropriate corporation or other legal entity to execute this Addendum on behalf of the respective party to form a legally binding contract and understands that acceptance of the Addendum constitutes an agreement to be bound to perform in strict conformity with the terms and conditions set forth herein.

IN WITNESS WHEREOF, the parties have caused this Addendum to be duly executed and delivered by their respective officers thereunto duly authorized as of the Effective Date.

PURCHASER
TAB Bank

By: ______________________________

Name: ______________________________
(Please Print)

Title: ______________________________

Date: ______________________________

SELLER

First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation (individually and collectively referred to hereinafter as

By: [signature]

Name: Devon A. Galpin
(Please Print)

Title: President

Date: 7-25-12

State of California
County of Orange
Subscribed and sworn to (or affirmed) before me on this 25th day of July, 2012
by Devon A. Galpin
personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

[signature]

STATE OF ______________)
)ss.
COUNTY OF ______________)

On this _____ day of ____________, 2012, before me, the undersigned notary, personally appeared ____________________, who being by me duly sworn did state, that he/she is the ________________ of First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation/partnership/limited liability company/sole proprietorship executed the same and that he/she was authorized to execute said instrument.

WITNESS my hand and official seal.

See Attached For Notary
Notary Public KC 7/25/12

My Commission Expires: 12/15/2015

Residing At: Irvine

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015
BCT3

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State Of California
County Of Orange

On 7/25/12 before me, Kevin Cannon, a notary public personally appeared Devon A. Galpin

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015

(Optional)

Title/Type of the document: Addendum to the Accounts Recievable Purchase and Security Agreement

Document Date: 7/25/12

Number of Pages 3+1

Signer(s) other than named above —

Signer's Capacity: —

EXHIBIT A

- **Administration Discount:**

Number of Days from Purchase Date to Date Account is Closed	Total Discount Percentage
1 to 90 days	0.0150% per diem

- **Guarantors**:

  Joy R. Mautz
  Julie A. Galpin
  Michael E. Mautz
  Devon A. Galpin

- **Discount Fee Rate:** A per diem rate equivalent to the sum of the "Prime Rate" plus 1.00%, divided by 360 days. "Prime Rate" as used herein shall be the "prime rate" established by the Wall Street Journal from time to time. Purchaser, in its sole discretion, shall determine the applicable "prime rate" established by the Wall Street Journal, and shall increase or decrease the Discount Fee Rate accordingly. The Prime Rate, however, shall at no time be less than 3.25% for purposes of calculating the Discount Fee Rate. Any change in the Discount Fee Rate shall be effective as of the first business day following any change in the Prime Rate. As of the date hereof, the Prime Rate is 3.25%, and the corresponding Discount Fee Rate is 0.011806% per diem.

- **Maximum Amount:** $1,000,000.00
- **Origination/Annual Fee:** 0.00% / 0.00%
- **Advance Percentage:** 90%
- **Reserve Percentage:** 10%
- **Term of Agreement:** 24 Months
- **Exclusions** La Indiana Tamales, Inc.
  Pacific Contours Corporation
  F&B Mgt

Initials: DG
Title: President

ACCOUNTS RECEIVABLE PURCHASE AND SECURITY AGREEMENT
(Net Funds Employed)

THIS ACCOUNTS RECEIVABLE PURCHASE AND SECURITY AGREEMENT ("Agreement") is entered into this July 24, 2012, by and between Transportation Alliance Bank Inc. dba TAB Bank ("Purchaser") and First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation (individually and collectively referred to hereinafter as "Seller").

1. **Definitions.** The following terms used herein shall have the meanings as set forth immediately below. All capitalized terms not herein defined shall have the meaning set forth in the Uniform Commercial Code:

"Account" – any and all Accounts as defined in the UCC, accounts receivable, any and all amounts owing to Seller under any rental agreement or lease, payments on construction contracts, promissory notes or on any other indebtedness, any rights to payment customarily or for accounting purposes classified as accounts receivable, and all rights to payment, proceeds or distributions under any contract of Seller, presently existing or hereafter created, and all proceeds thereof.

"Account Debtor" – shall mean any Person obligated for payment of any Account.

"Administration Discount" – the discount charged by Purchaser to Seller on each Purchased Account, which discount is based upon the number of days from the Purchase Date to the date the Account is Closed, said initial discount being set forth in Exhibit A attached hereto. The discount charged for each increment of time is cumulative, with each increment's discount being summed to calculate the total Administration Discount on a given Purchased Account. Purchaser may change the Administration Discount applicable to existing or future Purchased Accounts at any time, after giving Seller thirty (30) days prior written notice.

"Administration Fee" – the greater of (i) $5.00, or (ii) the Administration Discount multiplied by the original Face Amount of a Purchased Account.

"Avoidance Claim" – any claim that any payment received by Purchaser from or for the account of an Account Debtor is an impugned or avoidable transaction under any bankruptcy, insolvency, preference, corporate or other similar laws.

"Balance Subject to Discount Fee" – the cumulative unpaid balance of the Purchase Price of all outstanding and unclosed Purchased Accounts minus the balance in the Reserve Account.

"Business Day" – any day other than a Saturday, Sunday and any day on which banks in the State of Utah are required or permitted to be closed.

"Clearance Days" – three (3) Business Days.

"Closed" – a Purchased Account is closed upon the first to occur of: (i) receipt of full payment by Purchaser; (ii) the unpaid Face Amount has been charged to the Reserve Account by Purchaser pursuant to the terms hereof; or (iii) if the unpaid Face Amount is five percent (5%) or less of the original Face Amount, or if the original Face Amount was less than $500 then if any payment is received on the Purchased Account that is less than 100%, then said Purchased Account shall be charged to the Reserve Account by Purchaser and the Purchased Account shall be closed. The closure of any Purchased Account by Purchaser shall not be construed so as to relieve Seller of any of its Obligations provided herein. Seller shall not be deemed to have satisfied its repurchase obligation if a Reserve Shortfall exists.

"Collateral" – any collateral now or hereafter described in any financing statement, continuation statement, financing change statement, or any other UCC-1 filing, or any other amendment, or similar security filing or registration statement filed against or executed by Seller naming Purchaser as the secured party, and all of Seller's right, title and interest in, to and under the following property, now owned or hereafter acquired:

(i) All Accounts (including any Exclusions and any Accounts purchased by Purchaser hereunder and repurchased by Seller), chattel paper, general intangibles, including, but not limited to, tax refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, trade secrets, customer lists, licenses, documents, instruments, deposit accounts, certificates of deposit, and all rights of Seller as a seller of goods, including rights of reclamation, replevin and stoppage in transit;

(ii) All Inventory as defined in the Uniform Commercial Code, wherever located, all goods, merchandise or other personal property held for sale or lease, names or marks affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof and all related rights, title and interest, all raw materials, work or goods in process or materials or supplies of every nature used, consumed or to be used in Seller's business, all packaging and shipping materials, and all other goods customarily or for accounting purposes classified as inventory of Seller, now owned or hereafter acquired or created, all proceeds and products of the foregoing and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the foregoing, all property received wholly or partially in trade or exchange for any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the foregoing or any interest therein;

(iii) All Equipment and fixtures and goods, wherever located, and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto;

(iv) All books and records relating to all of the foregoing property and interests in property, including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Seller, any computer service bureau or other third party;

(v) All investment property; and

(vi) All proceeds of the foregoing, including but not limited to, all insurance proceeds, all claims against third parties for loss or destruction of or damage to any of the foregoing, and all income from the lease or rental of any of the foregoing.

"Discount Fee Rate" – a per diem rate equal to the rate set forth in Exhibit A attached hereto. Purchaser may change the Discount Fee Rate applicable to existing or future Purchased Accounts at any time, after giving Seller thirty (30) days prior written notice.

"Early Termination Fee" – an amount equal to the Minimum Monthly Fee multiplied by the number of months (prorated for partial months) by which the termination date

requested by Seller precedes the termination date of this Agreement as set forth in Section 18 hereof.

"Eligible Account" – see Section 3 hereof.

"Events of Default" – see Section 16 hereof.

"Exclusions" – The Accounts from time to time which Seller elects not to offer to sell to Purchaser (in each instance constituting all of the Accounts of a subject Account Debtor), and which Purchaser consents, in writing, at Purchaser's sole discretion and judgment, to allow Seller to exclude from its offer of sale to Purchaser. Such excluded Accounts shall still be subject to Purchaser's security interest as granted by Seller herein to secure the performance of Seller's Obligation hereunder. Upon any Event of Default, the excluded Accounts shall cease to be excluded, and Seller shall be deemed to have offered said Accounts to Purchaser for purchase.

"Face Amount" – the total amount due specified on an Account's invoice, at the time of Purchase, less any finance charges included therein.

"Guarantor" – the Person(s) guaranteeing the payment and performance of the Obligations, as set forth in Exhibit A attached hereto.

"Invoice" – the document(s) that evidences or is intended to evidence an Account. Where the context so requires, reference to an Invoice shall be deemed to refer to the Account to which it relates.

"Late Charge" – 0.08% per diem.

"Late Payment Date" – the date which is ninety (90) days from the Invoice date of a Purchased Account.

"Maximum Amount" – see Exhibit A attached hereto, or such other amount as Purchaser shall deem appropriate in its sole discretion.

"Minimum Monthly Fee" – a fee equal to half of one percent (0.50%) of the Maximum Amount.

"Misdirected Payment Fee" – fifteen percent (15%) of the total amount of any check or other payment which includes, in whole or in part, payment on account of a Purchased Account which has been received by Seller and not delivered in kind to Purchaser on the next Business Day following the date of receipt by Seller.

"Missing Notation Fee" – fifteen percent (15%) of the Face Amount.

"Notation" – "This account has been assigned and is payable to Transportation Alliance Bank Inc. dba TAB Bank. To the extent that you are now indebted, or may in the future become indebted to the Seller on any account or general intangible, payment thereof should be made payable to Seller, and sent to TAB Bank, P.O. Box 150990, Ogden, Utah 84415-0990."

"Obligation" – all present and future obligations owing by Seller to Purchaser whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any bankruptcy, insolvency or other similar proceeding in which Seller is a debtor or an insolvent debtor, including but not limited to any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations.

"Origination/Annual Fee" – a fee charged by Purchaser to Seller, in an amount equal to the Maximum Amount multiplied by the percentage set forth in Exhibit A, attached hereto. This fee shall be deducted one time from the Purchase Price otherwise owed by Purchaser to Seller on the Purchased Accounts at the time of the first submission of Accounts to Purchaser to purchase; and then one time annually thereafter upon the anniversary date of the execution of this Agreement, and annually thereafter during the term of Agreement, including any extensions or renewals thereof.

"Parties" – Seller and Purchaser.

"Person" – any individual, corporation, limited liability company, partnership, trust; or any other legal entity or organization.

"Purchased Accounts" – Accounts purchased hereunder which have not been Repurchased.

"Purchase Date" – the date on which Seller has been advised in writing, or in another manner as elected by Purchaser in its sole discretion, that Purchaser has agreed to purchase an Account.

"Purchase Price" – the Face Amount of the Purchased Account.

"Repurchased" – subject to the terms and conditions set forth herein, an Account has been repurchased when Seller has paid to Purchaser the then unpaid Face Amount upon demand by Purchaser under the terms hereof.

"Required Reserve Amount" – the cumulative total of the respective Reserve Percentage for each Purchased Account multiplied by the unpaid balance of each such Purchased Account, or such other percentage as Purchaser shall deem appropriate in its sole discretion.

"Reserve Account" – a bookkeeping account on the books of the Purchaser representing an unpaid portion of the Purchase Price, maintained by Purchaser to ensure Seller's performance with the provisions hereof.

"Reserve Percentage" – the percentage set forth in Exhibit A attached hereto, or such other percentage as Purchaser shall deem appropriate in its sole discretion.

"Reserve Shortfall" – the amount by which the Reserve Account is less than the Required Reserve Amount.

"Schedule of Accounts" – a paper or electronic form supplied or approved by Purchaser from time to time wherein Seller lists such of its Accounts as it requests that Purchaser purchase under the terms hereof, and from which Purchaser may elect to purchase all or any portion of said Accounts without further notification to Seller being required hereunder.

"Seller's Account" – any demand deposit account maintained by Seller or any Guarantor or represented by an employee of Seller to be maintained by Seller, or any other account of Seller into which Seller directs Purchaser to make advances or payments of any obligations owed by Purchaser to Seller.

"Serviced Account" – an Account that is not purchased by Purchaser hereunder, but which invoice and other documentation underlying said Account is forwarded by Purchaser, on behalf of Seller, to the Account Debtor for payment.

2. Submission of Accounts to Purchaser. Seller shall be required hereunder to submit all of Seller's Accounts to Purchaser, excluding only the Exclusions. Seller shall submit said Accounts within seven (7) days of the date the goods are sold or delivered, or services performed giving rise to the Account are completed. Seller shall submit the Accounts via a Schedule of Accounts. Seller shall be free to elect which Accounts it wishes to sell to Purchaser, and which Accounts it

does not wish to sell to Purchaser; provided, however, unless otherwise agreed in writing by Purchaser (such consent to be at Purchaser's sole discretion), where Purchaser purchases any Account of a given Account Debtor, Seller shall remit, and Purchaser shall be entitled to receive, all payments on all Accounts of that Account Debtor, regardless of whether or not such Accounts are Purchased Accounts. Purchaser is under no obligation to purchase any Account that is submitted to Purchaser. Any Account which is not purchased by Purchaser shall be deemed to be a Serviced Account; and shall, at Purchaser's option, either be (i) returned to Seller, or (ii) forwarded by Purchaser to the respective Account Debtor for payment as a Serviced Account. In the event Purchaser forwards a Serviced Account on to the Account Debtor for payment, Seller shall pay Purchaser a processing fee equal to $5.00 for each such Serviced Account, said fee to be charged against Seller's Reserve Account. Purchaser shall be authorized to deduct said fee from any amounts owed by Purchaser to Seller. Purchaser's only obligation with regard to a Serviced Account shall be to forward it to the Account Debtor, and to process any collections received by the Account Debtor on the Serviced Account. Purchaser shall deposit in Seller's Reserve Account any funds collected on Serviced Accounts, upon Purchaser's receipt of cleared funds from the Account Debtor. If any payments so received are returned as not collectable or non-sufficient funds, then Purchaser shall notify Seller, whereupon Purchaser shall have no further obligations with regard to the Serviced Account, and Seller may then pursue whatever collection efforts from the Account Debtor that it deems appropriate.

3. **Eligible Accounts**. Purchaser will only consider for purchase those Accounts of Seller, which are Eligible Accounts. To be an Eligible Account, an Account must meet all of the following requirements and conditions: (i) the Account shall be evidenced by an Invoice submitted to Purchaser meeting the following conditions: (a) contains the Seller's name, Invoice number and date, (b) contains the full and complete name and address of the Account Debtor, (c) clearly sets forth the amount owing and to be collected by Purchaser, (d) clearly states the due date and any other terms for payment of the Account, (e) is completely legible, (f) contains the Account Debtor's applicable purchase order, load number, or other equivalent number, if any, (g) is accompanied by such other documents as are required by Purchaser in its sole discretion, and (h) receives credit approval and is accepted by Purchaser in its sole discretion; (ii) the Account shall be submitted to Purchaser within seven (7) days of the date the goods are sold or delivered, or services performed giving rise to the Account are completed, except as otherwise approved in writing by Purchaser; (iii) the Invoice shall be accompanied by proof of acceptance, delivery (including, at a minimum, the original signed bill of lading, if applicable), or shipment of goods, or performance of services as is acceptable to Purchaser; and (iv) the Account shall meet and comply with the following conditions: (a) Seller has sole and unconditional good title to the Account, and the Account and any goods sold to create the Account being free from any other security interest, assignment, lien or other encumbrance of any type, (b) the Account is a bona fide obligation of the Account Debtor for the Face Amount and there have been no payments, deductions, credits, payment terms, or other modifications or reductions in the amount owing on such Account except as set forth on the face of the Invoice, (c) there are no defenses or setoffs to payment of the Account which can be asserted by way of defense or counterclaim against Seller or Purchaser, (d) the Account will be timely paid in full by the Account Debtor, (e) any services performed or goods sold which give rise to the Account have been rendered or sold and delivered in compliance with all applicable laws, ordinances, rules and regulations and were performed or sold in the ordinary course of Seller's business, (f) there have been no extensions, modifications or other agreements relating to payment of such Account except as shown upon the face of the Invoice, (g) the Account Debtor is located or authorized to do business within the United States, and (h) no proceeding has been commenced or petition filed under any bankruptcy or insolvency law by or against the Account Debtor, no receiver, trustee or custodian has been appointed for any part of the property of the Account Debtor, and no property of the Account Debtor has been assigned for the benefit of creditors. Seller acknowledges and agrees that at Purchaser's sole discretion, Purchaser may require Seller to remit original copies of any documentation relating to an Account, and Seller agrees to promptly send such original documentation to Purchaser.

4. **Sale; Purchase Price; Billing; Reserve.**

Sale. Seller shall offer to sell to Purchaser as absolute owner, such of Seller's Accounts as are listed from time to time on Schedules of Accounts. Each such Schedule of Accounts shall be accompanied by such documentation supporting, validating, and evidencing the listed Accounts as Purchaser shall from time to time request. Purchaser may purchase from Seller such Accounts from the Schedule of Accounts as Purchaser determines to be an Eligible Account, so long as the total outstanding Face Amount of all Purchased Accounts does not exceed, before and after such purchase, the Maximum Amount. However, Purchaser may change the Maximum Amount, either temporarily or permanently, to accommodate the purchase of any Eligible Account, as Purchaser deems desirable in its sole discretion. Purchaser's purchase of Eligible Accounts is at its sole discretion, and Purchaser shall have no obligation to purchase any Account, Eligible or otherwise, from Seller. Purchaser may decline to purchase any Account submitted by Seller for any reason or for no reason, without notice, regardless of any course of conduct or past purchase of Accounts by Purchaser.

Exclusivity. During the term of this Agreement, Purchaser shall be the sole and exclusive purchaser or factor for Seller's Accounts, and Seller shall not sell, factor or otherwise finance its accounts receivable except with Purchaser.

Purchase Price. At the request of Seller, Purchaser shall pay all or any portion of the Purchase Price, less any amounts due to Purchaser from Seller (including, without limitation, any Reserve Shortfall, any Administration Fees, and less any other fees and costs provided for in this Agreement) at the Discount Fee Rate, on the Balance Subject to Discount Fee that has accrued but has not yet been paid to Seller, of any Purchased Account, from time to time to Seller's Account. Any portion of the Purchase Price that Seller has not requested to be paid to Seller's Account, shall be held in the Seller's Reserve Account. Upon payment of all or any portion of the Purchase Price to Seller's Account or to Seller's Reserve Account, the Account shall be deemed purchased hereunder.

Billing. Purchaser may send a monthly statement to all Account Debtors itemizing their Account activity during the preceding billing period. All Account Debtors will be instructed to make payments to Purchaser.

Reserve. Purchaser may apply a portion of any Purchase Price to the Reserve Account in the amount of the Reserve Shortfall. Seller shall pay to Purchaser on demand the amount of any Reserve Shortfall.

Provided that no Event of Default exists hereunder, and provided further that Purchaser, in its sole discretion and acting in good faith, has no concerns about Seller's ability to continue to perform its obligations hereunder, Purchaser may pay to Seller any amount by which collected funds in the Reserve Account are greater than the Required Reserve Amount. Payment by Purchaser of said funds to Seller shall be made in accordance with any written instructions of Seller which are agreed to by Purchaser. Unless otherwise instructed by Seller, payments shall be made by a medium selected by Purchaser.

Purchaser may charge the Reserve Account with any Obligation, including any amounts due from Seller or Guarantor to Purchaser hereunder. Purchaser may pay any amounts due

Seller hereunder by a credit to the Reserve Account. Upon termination of this Agreement, Purchaser may retain the funds in the Reserve Account for ninety (90) days thereafter, or at Purchaser's option, for so long as any Obligations remain outstanding (including without limitation, any Obligations which were unknown to Purchaser at the time of termination), and may apply any such funds as payments towards such Obligations.

5. **Collection Procedures.** Purchaser shall have the exclusive right to collect any and all Accounts whether purchased by Purchaser or otherwise and receive payments thereon. Seller shall not bill for, submit any invoice for, or otherwise attempt to collect or interfere in any manner with the collection of any Accounts except as authorized in writing by Purchaser. Seller agrees to pay all reasonable handling and out of pocket costs incurred by Purchaser in collection of the Accounts, including, without limitation, postage, credit and search expenses, photocopy charges, and long distance phone expenses. Payment of such costs shall be due immediately upon request; and Purchaser may deduct such costs from amounts otherwise owing to Seller by Purchaser. Seller shall promptly and completely respond to all requests from Purchaser for any information or records requested to assist in the collection of said Accounts. If Seller fails to respond to any such request within two (2) days, Purchaser may, where applicable, require Seller to Repurchase the Account. Upon Purchaser's request, Seller may authorize Purchaser to revise the amount of or otherwise modify an Account. Purchaser shall have no obligation to advise the Account Debtor of such revision except to send the Account Debtor any revised invoice, which may be provided to Purchaser by Seller. In the event such revision results in a reduction in the amount owing on any Account, Purchaser may, where applicable, require Seller to Repurchase said Account.

In the event an Account Debtor makes payment to Seller on a Purchased Account, Seller shall immediately deliver the payment to Purchaser. If payment is made in cash, such payment shall be immediately delivered to Purchaser. If payment is made by check or similar instrument, such instrument shall be immediately delivered to Purchaser in the form received without negotiation. Upon inquiry from the Account Debtor or upon request of Purchaser, Seller shall notify the Account Debtor to make payment directly to Purchaser. Any payments received by Seller on Purchased Accounts shall be held in trust by Seller for Purchaser.

Seller shall immediately notify Purchaser in writing of any dispute between Seller and an Account Debtor concerning a Purchased Account, and of any bankruptcy filing, lien, garnishment or other legal action concerning said Account Debtor or Accounts. Purchaser shall make a good faith, commercially reasonable effort to collect the Purchased Accounts. It is agreed that the collection of Accounts in a commercially reasonable manner does not require, and Purchaser shall have no obligation to commence any legal action, including, without limitation, the sending of an attorney's demand letter, to collect any Account. Seller hereby waives and releases any and all claims relating to or arising out of any act or omission by Purchaser in the collection of the Purchased Accounts and Serviced Accounts, only intentional misconduct excepted. Upon request of Purchaser, Seller will cause all payments on all Accounts of Seller, whether or not Purchased Accounts, to be sent directly to such address as may be designated by Purchaser. Purchaser is authorized to receive and open all such payments and retain such amounts as are owing to Purchaser. Upon request of Purchaser, Seller will tender to Purchaser all payments received by Seller from an Account Debtor on Accounts created after Seller begins offering any Accounts of that Account Debtor for purchase by Purchaser. Upon such request being made, all such payments received by Seller shall be the sole and exclusive property of Purchaser and shall be held in trust by Seller for Purchaser. All such payments shall be applied on obligations of that Account Debtor to Purchaser. In the event Purchaser receives any payment from an Account Debtor on an Account which is not a Purchased Account, Purchaser may, subject to any rights of the Account Debtor, apply such payment to any other Obligation of Seller owing to Purchaser, including, without limitation, any Repurchase requirements provided herein or funding of any Reserve Shortfall.

Seller acknowledges and agrees that it has no right, title or interest whatsoever in the funds constituting payment of a Purchased Account, that said funds are the sole and exclusive property of Purchaser, and that any use of or interference with said funds by Seller may result in civil and criminal liability.

6. **Authorization for Purchase.** Subject to the terms and conditions of this Agreement, Purchaser is authorized to purchase Accounts upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee or representative of Seller.

7. **Fees and Expenses.** Seller shall pay to Purchaser: (i) discount fees, at the Discount Fee Rate, on the Balance Subject to Discount Fee, from the date upon which an Account is purchased hereunder, with said discount fee being due and payable monthly on the last Business Day of the calendar month in which it accrues; (ii) the Administration Fee on each Purchased Account at the time each said Purchased Account is Closed; (iii) any Misdirected Payment Fee immediately upon its accrual; (iv) any Missing Notation Fee on any Invoice that is sent by Seller to an Account Debtor that does not contain the notice as required by Section 12 hereof; (v) any amount by which the sum of the fees and charges earned in any month (prorated for partial months) is less than the Minimum Monthly Fee, to be paid on the last Business Day of the calendar month in which it accrues; (vi) the Early Termination Fee if Seller terminates this Agreement or prepays the Obligations (whether by acceleration or otherwise) prior to the termination date set forth herein, computed from the date of termination to the date on which termination is requested by Seller pursuant to Section 18 hereof; (vii) the Late Charge on all past due amounts due from Seller to Purchaser hereunder, and on the amount of any Reserve Shortfall; (viii) any and all other fees and charges referred to herein, at the earlier of the time required by the terms hereof or when billed by Purchaser; and (ix) any expenses directly incurred by Purchaser in the administration of this Agreement such as wire transfer fees, postage, extra-ordinary collection costs, periodic UCC or tax lien searches, and audit fees, calculated at Purchaser's standard fee schedule, a copy of which will be provided to Seller upon request. Any amounts owed by Seller to Purchaser shall be paid by Seller, at Purchaser's option, by: (a) charging said amounts to the Reserve Account; (b) deducting said amounts from the Purchase Price otherwise directed by Seller to be deposited into Seller's Account; (c) debiting said amounts from Seller's Account; or (d) Seller's paying said amounts, in cash or other good funds acceptable to Purchaser, immediately upon demand made by Purchaser.

8. **Repurchase of Accounts.** Purchaser may require that Seller repurchase, by payment of the unpaid Face Amount thereof, together with any unpaid fees relating to the Purchased Account(s) on demand: (i) any Purchased Account, the payment of which has been disputed by the Account Debtor obligated thereon, or upon which the Account Debtor has taken any offsets, credits, discounts and/or short pays, Purchaser being under no obligation to determine the bona fides of such dispute; (ii) all Purchased Accounts upon the occurrence of an Event of Default, or upon the termination date of this Agreement; and (iii) any Purchased Account which remains unpaid beyond the Late Payment Date or in which Purchaser for any reason, in good faith, believes that such Purchased Account will not be timely paid by the Account Debtor. Seller agrees that any repurchase pursuant to the terms and conditions herein shall not authorize Seller to collect any outstanding sum owing on a Repurchased Account from an Account Debtor and Purchaser may in its sole judgment and discretion charge any and all amounts owed by Seller herein to Seller's Reserve Account. Seller further agrees that any and

all repurchase requirements herein shall be considered paid to Purchaser only after all payment and performance obligations and the Obligations owing to Purchaser by Seller have been indefeasibly paid in full.

9. Security Interest. As collateral securing the Obligations, Seller grants to Purchaser a continuing first priority perfected security interest in, to and under the Collateral. Notwithstanding the creation of said security interest, the relationship of the parties shall be that of Purchaser and Seller of accounts, and not that of lender and borrower.

10. Clearance Days. For all purposes under this Agreement, including but not limited to the determination of when a Purchased Account is Closed, Clearance Days will be added to the date on which any payment is received by Purchaser, or on which it is Repurchased by Seller.

11. Authorization to Purchaser. Seller hereby irrevocably authorizes Purchaser at Seller's expense, to exercise at any time any of the following powers until all of the Obligations have been paid in full: (i) receive, take, endorse, assign, deliver, accept and deposit, in the name of Purchaser or Seller, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof; (ii) take or bring, in the name of Purchaser or Seller, all steps, actions, suits or proceedings deemed by Purchaser necessary or desirable to effect collection of or other realization upon the Accounts and other Collateral; (iii) after an Event of Default, change the address for delivery of mail to Seller and to receive and open mail addressed to Seller; (iv) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release any Account Debtor or other obligor (including filing of any public record releasing any lien granted to Seller by such Account Debtor), without affecting any of the Obligations; (v) execute in the name of Seller and file against Seller in favor of Purchaser financing statements or amendments with respect to the Collateral; (vi) pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser's security interest in the Collateral, which sums shall be included as Obligations hereunder, and in connection with which sums the Late Charge shall accrue and shall be due and payable; (vii) file in the name of Seller or Purchaser or both: (a) mechanic's lien or related notices or (b) claims under any payment bond, in connection with goods or services sold by Seller in connection with the improvement of realty; and (viii) notify any Account Debtor obligated with respect to any Account, including but not limited to any and all Exclusions, that the underlying Account has been assigned to Purchaser by Seller and that payment thereof is to be made to the order of and directly and solely to Purchaser.

In consideration of Purchaser accepting the Accounts of Seller for purchase, Seller hereby releases and exculpates Purchaser, its officers, employees and designees, upon each submission of Accounts to Purchaser by Seller, from any liability arising from any acts under this Agreement or in furtherance thereof whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct. In no event will Purchaser have any liability to Seller for lost profits or other special, punitive, consequential or exemplary damages. Without limiting the generality of the foregoing, Seller releases Purchaser from, and expressly waives any claims which Seller may now or hereafter have arising out of Purchaser's endorsement and deposit of checks issued by Seller's customers stating that they were in full payment of an account, but issued for less than the full amount which may have been owed on the account.

Seller authorizes Purchaser to accept, endorse and deposit on behalf of Seller any checks tendered by an Account Debtor "in full payment" of its obligation to Seller. Seller shall not assert against Purchaser any claim arising therefrom, irrespective of whether such action by Purchaser effects an accord and satisfaction of Seller's claims, under the Uniform Commercial Code, or otherwise.

In order to satisfy any of the Obligations, Purchaser is hereby authorized by Seller to initiate electronic debit or credit entries through the ACH system to Seller's Account or any other deposit account maintained by Seller wherever located. Seller may only terminate this authorization by giving Purchaser thirty (30) days' prior written notice of termination.

12. Covenants by Seller. Seller shall not, without the prior written consent of Purchaser, which consent shall be in Purchaser's sole discretion: (i) grant any extension of time for payment of any of the Accounts or any other Collateral which includes a monetary obligation, (ii) compromise or settle any of the Accounts or any such other Collateral for less than the full amount thereof, (iii) release in whole or in part any Account Debtor or other person liable for the payment of any of the Accounts or any such other Collateral, (iv) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the Accounts or any such other Collateral; or (v) sell, pledge, transfer, assign or grant a security interest in any of the Collateral.

From time to time as requested by Purchaser, at the sole expense of Seller, Purchaser or its designee shall have access, during reasonable business hours if prior to any Event of Default and at any time if on or after an Event of Default, to all premises where Collateral is located for the purposes of inspecting (and removing, if after the occurrence of an Event of Default) any of the Collateral, including Seller's books and records, and Seller shall permit Purchaser or its designee to make copies of such books and records as Purchaser may request. Seller shall reimburse Purchaser for all costs incurred by Purchaser relating thereto, including, without limitation, costs of any and all third parties retained by Purchaser. Without expense to Purchaser, Seller agrees that Purchaser may use any of Seller's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of Accounts and realization on other Collateral as Purchaser, in its sole discretion, deems appropriate. Seller hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Purchaser at Seller's expense all financial information, books and records, work papers, management reports and other information in their possession relating to Seller.

Before sending any Invoice evidencing an Account to an Account Debtor, Seller shall mark same with the Notation, or such other notation as Purchaser shall have advised Seller in writing.

Seller shall pay when due all payroll and other taxes, and shall provide proof thereof to Purchaser in such form as Purchaser shall reasonably require. Seller shall not create, incur, assume or permit to exist any lien upon or with respect to any Collateral now owned or hereafter acquired by Seller.

Seller shall maintain insurance on all insurable property owned or leased by Seller in the manner, to the extent and against at least such risks (in any event, including but not limited to fire and business interruption insurance) as usually maintained by owners of similar businesses and properties in similar geographic areas. All such insurance shall be in amounts and form and with insurance companies acceptable to Purchaser in its sole discretion. Seller shall furnish to Purchaser: (i) upon written request, any and all information concerning such insurance carried; and (ii) as requested by Purchaser, lender loss payable endorsements (or their equivalent) in favor of Purchaser. All policies of insurance shall provide for not less than thirty (30) days' prior written cancellation notice to Purchaser.

Seller agrees to maintain motor vehicle, casualty, cargo, commercial and general liability insurance with a

responsible insurance company reasonably acceptable to Purchaser in such amounts and against such risks as is usually carried by responsible companies engaged in similar business: and cause Purchaser to be designated as additional insured with respect to such insurance; obtain the certification of such insurer that such insurance shall not be cancelled or terminated, nor shall the coverage or terms or exclusions thereof be materially modified without at least thirty (30) days prior written notice to Purchaser.

Seller hereby assigns to Purchaser all of its interest in and rights to any inventory or other goods giving rise to the Accounts purchased by Purchaser which may be returned by Account Debtors, all rights as an unpaid vendor or lienor, all rights of stoppage in transit, replevin and reclamation relating thereto, all rights in and to all security therefore and guarantees thereof, all rights against third parties with respect thereto, and all rights under the Uniform Commercial Code and any other law, statute, regulation or agreement. Any goods so recovered or returned shall be set aside, marked with the name of Purchaser, and held for the account of Purchaser. Seller will promptly notify Purchaser of all such returned or recovered inventory or goods. Upon request, Seller shall deliver such inventory or other goods to Purchaser. Purchaser may take possession of such inventory or other goods and resell such inventory or other goods. Seller shall pay all reasonable costs and expenses incurred in taking possession and selling such inventory and other goods, including, without limitation, reasonable attorney's fees and legal expenses, transportation expenses, storage expenses, insurance and sales commissions. Such reasonable costs and expenses shall constitute additions to the Obligation owed by Seller to Purchaser. All proceeds from such resale shall be retained by Purchaser and the net proceeds credited against the Obligation of Seller.

Notwithstanding that Seller has agreed to pay the Misdirected Payment Fee pursuant to the terms hereof, Seller shall deliver in kind to Purchaser on the next Business Day following the date of receipt by Seller the amount of any payment received by Seller on account of a Purchased Account. Seller hereby agrees to indemnify and hold Purchaser harmless from any loss arising out of: (i) the receipt by Seller of any payment on a Purchased Account and failure by Seller to timely remit such payment; and (ii) the assertion of any Avoidance Claim. Seller shall notify Purchaser within two (2) Business Days of it becoming aware of the assertion of an Avoidance Claim.

Seller agrees to submit financial statements to Purchaser, upon Purchaser's request, and Seller shall cause anyone guaranteeing Seller's Obligations hereunder to submit financial statements for such Guarantor to Purchaser as may be requested by Purchaser. All such financial statements shall be prepared in accordance with generally accepted accounting principles and shall be in a form and from an reputable accounting firm. Seller hereby represents and warrants that all financial statements of Seller, and of any Guarantor submitted to Purchaser shall fairly present the financial condition of Seller and any such Guarantor as of the date thereof and the results of operations for the period or periods covered thereby. Seller further represents and warrants, that since the date of the most recent financial statements, and since the date of the most recent purchase of Accounts by Purchaser from Seller, there has been no material or adverse change in the financial condition of Seller or any such Guarantor.

Seller hereby consents to Purchaser's disclosing to any third party, any and all information, knowledge, reports and records, including, without limitation, financial statements, concerning Seller or any Guarantor.

13. Account Disputes. Seller shall notify Purchaser promptly of, and if requested by Purchaser will settle, any disputes concerning any Purchased Account at Seller's sole cost and expense. However, Seller shall not, without Purchaser's prior written consent, compromise or adjust any Purchased Account or grant any additional discounts, allowances or credits thereon. Purchaser may, but is not required to, attempt to settle, compromise, or litigate (collectively, ***"Resolve"***) the dispute upon such terms as Purchaser in its sole discretion deems advisable, for Seller's account and risk at Seller's sole expense. Upon the occurrence of an Event of Default, Purchaser may Resolve such issues with respect to any Account of Seller.

14. Perfection of Security Interest. Seller shall execute and deliver to Purchaser such documents and instruments, including, without limitation, Uniform Commercial Code financing statements, as Purchaser may request from time to time in order to evidence and perfect its security interest in any Collateral securing the Obligations. Seller hereby agrees to reimburse Purchaser in full for any and all costs incurred by Purchaser arising from any actions taken by Purchaser to ensure the priority of its security interest in the Collateral, including but not limited to any and all Uniform Commercial Code searches.

15. Representations and Warranties. Seller represents and warrants that: (i) Seller has and shall maintain the full power and authority to own its assets and to conduct the business in which it engages and to enter into and perform its Obligations under this Agreement; (ii) this Agreement constitutes a legal, valid and binding obligation of Seller; (iii) Seller is solvent; (iv) Seller has been duly organized or incorporated, as the case may be, and is in good standing, under the laws of the state of its organization or incorporation; (v) the place of business of Seller, or, if Seller has more than one place of business, the location of its chief executive office is the location noted in Section 23 hereof, and will not be moved therefrom without at least thirty (30) days' prior written notice to Purchaser; (vi) all records of Seller pertaining to the Purchased Accounts shall be kept and stored in the location noted in Section 23 hereof, and will not be moved therefrom without at least thirty (30) days' prior written notice to Purchaser; (vii) Seller is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification; (viii) Seller has all necessary licenses and other certificates or permits required for the conduct of its business and all such necessary licenses and other certificates or permits are current and will be maintained at all times; (ix) the execution, delivery and performance by Seller of this Agreement have been duly authorized by all necessary action on the part of Seller, and are not inconsistent with any Articles of Incorporation, Articles of Organization, By-Laws, Partnership Agreement, or other organizational documents of Seller, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Seller is a party or by which it is bound, and upon execution and delivery hereof, this Agreement will constitute a legal, valid and binding agreement and obligation of Seller, enforceable in accordance with its terms; (x) Seller shall conduct its business in a lawful manner and in compliance with all applicable federal, state and local laws, ordinances, rules, regulations, and orders and shall pay when due all lawfully imposed taxes upon its property, business and income; (xi) there is no pending or threatened action or proceeding against or affecting Seller before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of Seller to perform its Obligations under this Agreement; (xii) Seller has satisfied all judgments, and Seller is not in default with respect to any judgment, writ, injunction, state decree, rule or regulation of any court, arbitrator or federal, municipal, or other governmental authority, commission, board, bureau, agency or instrumentality; and (xiii) this Agreement, the financial statements referred to herein, each Statement of Accounts submitted or to be submitted to Purchaser under this Agreement, and all other statements and Account information furnished or to be furnished to Purchaser in connection herewith, contain, or shall at the time of their submission to Purchaser contain, no untrue statement of a material fact and

omit no material fact necessary to make the statements contained therein or herein not misleading.

16. **Default; Events of Default; Waiver; and Effect.** The following events will constitute an Event of Default hereunder: (i) Seller defaults in the payment of any Obligations or in the performance of any provision hereof or of any other agreement now or hereafter entered into with Purchaser, or any warranty or representation contained herein proves to be false in any way, howsoever minor; (ii) Seller or any Guarantor of the Obligations becomes subject to any debtor-relief proceedings; (iii) any such Guarantor fails to perform or observe any of such Guarantor's obligations to Purchaser or shall notify Purchaser of its intention to rescind, modify, terminate or revoke any guaranty of the Obligations, or any such guaranty shall cease to be in full force and effect for any reason whatever; and/or (iv) Purchaser for any reason, in good faith, deems itself insecure with respect to the prospect of repayment or performance of the Obligations.

Seller waives any requirement that Purchaser inform Seller by affirmative act or otherwise of any acceleration of Seller's obligations hereunder. Further, Purchaser's failure to charge or accrue interest or fees at any "default" or "past due" rate shall not be deemed a waiver by Purchaser of its claim thereto.

Upon the occurrence of any Event of Default, in addition to any rights Purchaser has under this Agreement or applicable law, Purchaser may immediately terminate this Agreement, at which time all Obligations shall become immediately due and payable without notice. The Late Charge shall accrue and be payable on demand on any Obligation not paid when due. Should Purchaser obtain a judgment against the Seller, the judgment shall accrue post-judgment interest at the lesser of the maximum per annum rate allowed by law or the Late Charge rate.

No failure to exercise and no delay in exercising any right, power or remedy hereunder shall impair any right, power or remedy which Purchaser may have, nor shall any such delay be construed to be a waiver of any of such rights, powers or remedies, or any acquiescence in any breach or default hereunder, nor shall any waiver by Purchaser of any breach or default by Seller hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Purchaser hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Purchaser would otherwise have. Any waiver, permit, consent or approval by Purchaser of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance; and shall not be effective until Seller has paid to Purchaser a $50.00 default waiver fee.

17. **Account Stated.** Purchaser shall render or make available to Seller a statement setting forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Seller as an account stated, except to the extent that Purchaser receives, within sixty (60) days after the mailing or making available of such statement, written notice from Seller of any specific exceptions by Seller to that statement, and then it shall be binding against Seller as to any items to which it has not objected.

18. **Termination; Effective Date.** This Agreement shall be effective when accepted by Purchaser, and shall continue in full force and effect for the term set forth in Exhibit A attached hereto; and shall be further extended automatically for successive twelve (12) month periods, unless Seller shall have given Purchaser written notice of its intention to terminate at least ninety (90) days prior to the expiration of the original term or any renewal period, whereupon this Agreement shall terminate upon the expiration of said original term or renewal period, as applicable. Upon termination, Seller shall pay in full all Obligations to Purchaser. Notwithstanding anything in this Agreement to the contrary, and assuming no Event of Default by Seller (in which event Purchaser may terminate without notice), Purchaser may terminate this Agreement at any time by giving not less than thirty (30) days notice in which event, Seller shall not be obligated to pay any Early Termination Fees.

19. **Choice of Law and Venue.** This Agreement and all transactions or disputes arising directly or indirectly hereunder shall be governed by, construed under and enforced in accordance with the internal laws of the State of Utah. The Parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance, or breach of this Agreement shall, if Purchaser so elects, be instituted in the United States District Court for the District of Utah, the Second District Court for the State of Utah, or any other judicial forum located within the state of Utah (the "Acceptable Forums"). Each Party agrees that the Acceptable Forums are convenient to it, and each Party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of Utah or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Purchaser as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

20. **Attorneys Fees.** Seller agrees to reimburse Purchaser on demand for: (i) the actual amount of all costs and expenses, including all costs of court, attorneys' fees, witness fees, expert fees, and other costs and fees which Purchaser has incurred or may incur in: (a) negotiating, preparing, or administering this Agreement and any documents prepared in connection herewith, all of which shall be paid contemporaneously with the execution hereof, (b) any way arising out of this Agreement, and (c) protecting, preserving or enforcing any lien, security interest or other right granted by Seller to Purchaser or arising under applicable law, whether or not suit is brought, including but not limited to the defense of any Avoidance Claim; (ii) the actual costs, including photocopying (which if performed by Purchaser's employees shall be at the rate of $.25/page), travel, and attorneys' fees and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which Seller is a party; and (iii) the actual amount of all costs and expenses, including attorney's fees, which Purchaser may incur in enforcing this Agreement and any documents prepared in connection herewith, or in connection with any federal or state insolvency proceeding commenced by or against Seller, including those (1) arising out of the automatic stay, (2) contesting dischargeability or seeking dismissal or conversion of the bankruptcy proceeding or (3) opposing confirmation of Seller's plan thereunder. Any such costs and expenses incurred subsequent to the execution hereof shall become part of the Obligations when incurred and may be added to the outstanding principal amount due hereunder. Notwithstanding the existence of any law, statute or rule, in any jurisdiction which may provide Seller with a right to attorneys' fees or costs, Seller hereby waives any and all rights to hereafter seek attorneys' fees or costs hereunder and Seller agrees that Purchaser exclusively shall be entitled to indemnification and recovery of any and all attorney's fees and costs in respect to any litigation based hereon, arising out of, or related hereto, whether under, or in connection with, this and/or any agreement executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of either Party.

21. **Jury Trial Waiver.** IN RECOGNITION OF THE HIGHER COSTS AND DELAYS WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING HEREUNDER, OR (II) IN

ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY; AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

22. Miscellaneous. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given orally (even if supported by new consideration), but only by an instrument in writing signed by all Parties to this Agreement. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

In recognition of the Purchaser's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Seller, Purchaser shall not be required to record any termination or satisfactions of any of Purchaser's liens on the Collateral unless and until Seller has executed and delivered to Purchaser a general release in a form reasonably satisfactory to Purchaser. Seller understands that this provision constitutes a waiver of its rights under Sections of Article 9 of the UCC.

Unless otherwise expressly stated in any other agreement between the Parties, if a conflict exists between the provisions of this Agreement and the provisions of such other agreement, the provisions of this Agreement shall control. All representations, warranties and agreements herein contained shall be effective so long as any portion of this Agreement remains executory. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

This Agreement and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The relationship of the Parties hereto shall be that of seller and purchaser of accounts, and neither party is or shall be deemed a fiduciary of or to the other.

All exhibits referenced in this Agreement are expressly incorporated herein by this reference. This Agreement, the documents or instruments referred to herein and all subsequent amendments, modifications or substitutions, embody the entire agreement and understanding of the parties hereto with respect to the subject matter herein. No promises of any kind have been made by Purchaser or any third party and Seller has not relied upon any promises, representations, warranties (either express or implied), agreements, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement shall supersede all prior agreements and understandings between the parties with respect to such subject matter hereof and no course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

This Agreement is not assignable or transferable by Seller and any such purported assignment or transfer is void. This Agreement shall be binding upon the successors of Seller, including any and all successor Persons. Purchaser is hereby authorized to file UCC financing statements against any such successor, and Seller shall hold Purchaser harmless from any loss or liability resulting from or arising out of Purchaser's actions against said successors. Purchaser is also authorized to contact any lender or factor of the successor Person. Seller acknowledges and agrees that Purchaser may assign all or any portion of this Agreement including, without limitation, assignment of the rights, benefits and remedies of Purchaser hereunder without any assignment of the duties, obligations or liabilities of Purchaser hereunder.

23. Notice. All notices required to be given to any party other than Purchaser shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, (ii) transmittal by electronic means, including facsimile, to a receiver under the control of such party, or (iii) actual receipt by such party or an employee or agent of such party. All notices required to be given to Purchaser hereunder shall be deemed given upon actual receipt of certified mail by the officer of Purchaser set forth below, or his successor.

For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such Party may in writing hereafter indicate:

Seller:	First Rate Staffing, Inc.
Address:	2775 W. Thomas Rd. Phoenix, AZ 85017 c/o 12631 Imperial Highway, Ste A205 Santa Fe Springs, CA 90670
Attn:	Devon A. Galpin
Fax:	562-863-9528
Seller:	First Rate Staffing LLC
Address:	12631 Imperial Highway, Ste A205 Santa Fe Springs, CA 90670
Attn:	Devon A. Galpin
Fax:	562-863-9528
Seller:	First Rate Staffing Corporation
Address:	2775 W. Thomas Rd. Phoenix, AZ 85017 c/o 12631 Imperial Highway, Ste A205 Santa Fe Springs, CA 90670
Attn:	Devon A. Galpin
Fax:	562-863-9528
Purchaser:	TAB Bank
Address:	4185 Harrison Blvd., Ste. 200 Ogden, Utah 84403
Attn:	Director of A/R Finance Operations
Fax:	(801) 395-8567

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

SELLER:

First Rate Staffing, Inc.

By: [signature]
Name: Devon A. Galpin
Title: President

State of California
County of Orange
Subscribed and sworn to (or affirmed) before me on
this 25th day of July, 2012
by Devon A. Galpin
personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.
[signature]

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015

STATE OF ______________)
) ss.
COUNTY OF ______________)

On this _____ day of ____________, 2012, before me, the undersigned notary, personally appeared Devon A. Galpin, who being by me duly sworn did state, that he/she is the President of First Rate Staffing, Inc., the corporation/partnership/limited liability company/sole proprietorship that executed the within instrument, and acknowledged to me that such corporation/partnership/limited liability company/sole proprietorship executed the same and that he/she was authorized to execute said instrument.

WITNESS my hand and official seal.

See Attached For Notary KC 7/25/12
Notary Public

My Commission Expires: 12/15/2015

Residing At: Irvine

SELLER:

First Rate Staffing LLC

By: [signature]
Name: Devon A. Galpin
Title: Member

Subscribed and sworn to (or affirmed) before me on
this 25th day of July, 2012
by Devon A Galpin
personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.
[signature]

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015

STATE OF ______________)
) ss.
COUNTY OF ______________)

On this _____ day of ____________, 2012, before me, the undersigned notary, personally appeared Devon A. Galpin, who being by me duly sworn did state, that he/she is the Member of First Rate Staffing LLC, the corporation/partnership/limited liability company/sole proprietorship that executed the within instrument, and acknowledged to me that such corporation/partnership/limited liability company/sole proprietorship executed the same and that he/she was authorized to execute said instrument.

WITNESS my hand and official seal.

See Attached For Notary KC 7/25/12
Notary Public

My Commission Expires: 12/15/2015

Residing At: Irvine

State of California
County of Orange
Subscribed and sworn to (or affirmed) before me on
this 25th day of July, 2012
by Devon A. Galpin
~~personally known to me~~ or proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

SELLER:

First Rate Staffing Corporation

By:
Name: Devon A. Galpin
Title: President

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015

STATE OF ________________)
) ss.
COUNTY OF ________________)

On this _____ day of ____________, 2012, before me, the undersigned notary, personally appeared Devon A. Galpin, who being by me duly sworn did state, that he/she is the President of First Rate Staffing Corporation, the corporation/partnership/limited liability company/sole proprietorship that executed the within instrument, and acknowledged to me that such corporation/partnership/limited liability company/sole proprietorship executed the same and that he/she was authorized to execute said instrument.

WITNESS my hand and official seal.

See Attached For Notary
Notary Public KC 7/25/12

My Commission Expires: 12/15/2015

Residing At: Irvine

PURCHASER:

TAB Bank

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State Of California
County Of Orange

On 7/25/12 before me, Kevin Cannon, a notary public personally appeared
Devon A. Galpin

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

BCT3 KEVIN CANNON COMM...1963751 NOTARY PUBLIC-CALIFORNIA ORANGE COUNTY My Term Exp. Dec. 15, 2015 BCT3

(Optional)

Title/Type of the document: Accounts Recievable Purchase and Security Agreement Net Funds Employed (President First Rate Staffing, Inc.)

Document Date: 7/25/12

Number of Pages 12+3

Signer(s) other than named above yes

Signer's Capacity: —

CALIFORNIA ALL-PURPOSE **ACKNOWLEDGMENT**

State Of California
County Of Orange

On 7/25/12 **before me, Kevin Cannon, a notary public personally appeared**
Devon A. Galpin

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015
BCT3

(Optional)

Title/Type of the document: Accounts Recievable Purchase and Security Agreement Net Funds Employed (First Rate Staffing LLC, member)

Document Date: 7/25/12

Number of Pages 12+3

Signer(s) other than named above yes

Signer's Capacity: —

CALIFORNIA ALL-PURPOSE **ACKNOWLEDGMENT**

State Of California
County Of Orange

On 7/25/12 **before me, Kevin Cannon, a notary public personally appeared**
Devon A. Galpin

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015

(Optional)

Title/Type of the document: Accounts Receivable Purchase and Security Agreement. Net Funds Employed (First Rate Staffing Corporation, president)

Document Date: 7/25/12

Number of Pages 12+3

Signer(s) other than named above yes

Signer's Capacity: —

EXHIBIT A

- **Administration Discount:**

Number of Days from Purchase Date to Date Account is Closed	**Total Discount Percentage**
1 to 90 days	0.0150% per diem

- **Guarantors**:

  Joy R. Mautz
  Julie A. Galpin
  Michael E. Mautz
  Devon A. Galpin

- **Discount Fee Rate:** A per diem rate equivalent to the sum of the "Prime Rate" plus 1.00%, divided by 360 days. "Prime Rate" as used herein shall be the "prime rate" established by the Wall Street Journal from time to time. Purchaser, in its sole discretion, shall determine the applicable "prime rate" established by the Wall Street Journal, and shall increase or decrease the Discount Fee Rate accordingly. The Prime Rate, however, shall at no time be less than 3.25% for purposes of calculating the Discount Fee Rate. Any change in the Discount Fee Rate shall be effective as of the first business day following any change in the Prime Rate. As of the date hereof, the Prime Rate is 3.25%, and the corresponding Discount Fee Rate is 0.011806% per diem.

- **Maximum Amount:** $2,000,000.00
- **Origination/Annual Fee:** 0.00% / 0.00%
- **Advance Percentage:** 90%
- **Reserve Percentage:** 10%
- **Term of Agreement:** 24 Months
- **Exclusions** La Indiana Tamales, Inc.
  Pacific Contours Corporation
  F&B Mgt

Initials: DG
Title: President

SIGNATURE AUTHORIZATION

I, the undersigned, Officer/Owner/Partner/Manager/Member/Agent of First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation hereby certify that the following persons, whose names, positions, and signatures appear below are authorized (and shall until further written notification from an Officer/Owner/partner/Manager/Member/Agent of First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation remain authorized) to act for said company in transactions with TAB Bank, in the manner and to the extent specified in that certain Accounts Receivable Purchase and Security Agreement, dated July 24, 2012, and that such persons are now duly qualified and acting in their respective capacities.

Name	Title	Signature
Joy R. Mautz	Treasurer and Member	[signature]
Julie A. Galpin	Secretary and Member	[signature]
Michael E. Mautz	Vice President and Member	[signature]
Devon A. Galpin	President and Member	[signature]

Other Signers
Please fill in below

_______________ _______________ _______________

_______________ _______________ _______________

The following persons, whose names, positions, and signatures appear below are hereby authorized to act for or on behalf of or otherwise effectuate any transaction with TAB Bank in the manner and to the extent specified in that certain Accounts Receivable Purchase and Security Agreement, except banking transactions (including but not limited to, deposits, withdrawals, and transfers of funds).

_______________ _______________ _______________

_______________ _______________ _______________

_______________ _______________ _______________

I hereby agree to notify you promptly in writing in the event that any such person shall cease to occupy the position indicated or cease to be so authorized to act, and will contemporaneously therewith certify to you the name and signature of her/his successor in such position, and of any additional persons so authorized to act.

First Rate Staffing, Inc.,
First Rate Staffing LLC, and
First Rate Staffing Corporation

By: [signature]
Name: Devon A. Galpin
Title: President and Member
Date: July 24, 2012